Exhibit 99.2

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

UBS Global Life Sciences Conference

September 23, 2008

NYSE: WST

westpharma.com

All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

Certain statements in the following slides and certain statements that may be made by management of the Company orally during this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.

We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that may affect future results include, but are not limited to, the following: sales demand and our ability to meet that demand;
competition from other providers in the Company’s businesses, including customers’  in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and profitability; customers’ changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply to them; the timing, regulatory approval and commercial success of customer products that incorporate our products, including the availability and scope of relevant public and private health insurance reimbursement for prescription products, medical devices and components and medical procedures in which our customers’ products are employed or consumed; average profitability, or mix, of products sold in any reporting period; maintaining or improving production efficiencies and overhead absorption; the timeliness and effectiveness of capital investments, particularly capacity expansions, including the effects of delays and cost increases associated with construction, availability and cost of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities; dependence on third-party suppliers and partners, some of which are single-source suppliers of critical materials and products, including our Japanese partner and affiliate Daikyo Seiko, Ltd.; the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the Company, including professional employees and persons employed under collective bargaining agreements; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material and energy price escalation, particularly petroleum-based raw materials, and our ability to pass raw-material cost increases on to customers through price increases; claims associated with product quality, including product  liability, and the related costs of defending and obtaining insurance indemnifying the Company for the cost of such claims; the cost and progress of development, regulatory approval and marketing of new products as a result of the Company’s research and development efforts; the defense of self-developed or in-
licensed intellectual property, including patents, trade and service marks and trade secrets; dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties, including costs and risks associated with planned upgrades to existing business systems; regional, national and local economic conditions; the relative strength of the U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese Yen; changes in tax law or loss of beneficial tax incentives; the conclusion of unresolved tax positions inconsistent with currently expected outcomes; the timely execution and realization of savings anticipated by the restructuring plan for certain operations and functions of The Tech Group, announced in December 2007; and,

Other risks and uncertainties detailed in West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year 2007 and our periodic reports on Form 10-Q and Form 8-K.  You should evaluate any statement in light of these important factors.

Forward Looking Statements

Delivering Innovative Solutions

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West
101 Gordon Drive • Global Headquarters • Main Entrance

Founded in 1923

Headquarters in Lionville, Pennsylvania (USA)

Global production, sales and distribution

Company Overview

Who We Are

World’s premier manufacturer
of components and systems
for injectable drug delivery

Closure systems and prefillable
syringe components

Components for disposable systems

Devices and device sub-assemblies

Safety and administration systems

2007 sales $1.02 billion

Market capitalization $1.5 billion

West
Delivering Innovative Solutions

NOVARTIS
MERCK
AMGEN
Genentech
IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
AstraZeneca
Roche
sanofi aventis
Lilly
Pfizer
Wyeth
Medtronic
When Life Depends on Medical Technology
Bristol-Myers Squibb
BD
Johnson & Johnson
Procter & Gamble
novo nordisk
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Baxter
B BRAUN
Abbott Laboratories
Hospira

Diverse, Stable Customer Base

Company-estimated market share: 70% in Pharma; 70% in Device; 95% in Biotech

Key Developments - 2008

Concluded Exubera® Termination

Gain

Converting facility to alternative production needs

Tech Group Restructuring in Progress

Introduced Silicone-free Prefillable Syringe

Received Approval for China Plastics Facility

Construction in progress toward 2009 completion

Significant Capacity Expansion in Progress

Oil-based Raw Material Costs, Currency Volatility

ESA Drug Reimbursement and Labeling Changes

Exubera is a registered trademark of Pfizer, Inc.

West

Delivering Innovative Solutions

$1,200
$1,000
$800
$600
$400
$200
$-
Net Sales
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2003
2004
2005
2006
2007
2008E
Sales
Income from continuing operations

Sales and Income from Continuing Operations
($ in millions)

Global
Revenue
Breakdown

Based on 2007 Sales

South America

5%

North America

49%

Europe

42%

Asia/Pacific

4%

West
Delivering Innovative Solutions

Westar RS
Ready-to-Sterilize Components

West
Analytical Services

Westar RU STERILE
Ready-to-Use Components

WEST Spectra ID

West READY PACK
One source. One system. One solution.

West FluroTec

FLIP-OFF CCS SEAL
Clean · Certified · Sterilized

VeriSure
Verified extractables. Assured control.

WEST Envision

LyoTec
Stick to Your Schedule, Not Your Shelves

DAIKYO Crystal Zenith RU
First in silicone-free solutions

VIAL2BAG

MOP
MEDIMOP
MEDICAL PROJECTS LTD

The Tech Group
A West Pharmaceutical Services Company

WestOneSource

Strong Global Brands

West’s Competitive Advantage

Unmatched experience/expertise: drug - material interface

Ability to source components from multiple locations globally

Protected IP: West’s components and systems

Regulatory barrier to entry:  US NDA and ANDA filing must
include reference to all packaging/components in contact
with the drug

1.

West Drug Master File (DMF) 1546 is confidential

2.

West DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/functionality studies for new filing

Engineering expertise in high-volume manufacturing
and assembly

Market Dynamics Support Continued Growth

Aging population creates an increasing number of patients with chronic illnesses such as diabetes and cancer

Biologic drugs continue to grow

Biologic drugs represent the fastest growing segment of the injectable pharma market (13% CAGR projected through 2010)*

2006 Market: $56 billion *

Injectables currently account for ~15% of the global drug delivery market^

Resurgence in vaccine research and development

China, India economic growth and growing demand for advanced health care

Point-of-care shift: Hospital   Specialty Clinic   Home

Innovation initiatives address market opportunities

*Source: Datamonitor

^Source: Arrowhead Publishers

Delivering Innovative Solutions

Oncology & Hematology
Vaccines
Auto-Immune
(RA, MS, AIID)
Diabetes/Insulin

Future Growth Drivers

Increasing number of patients
with chronic illnesses

Many of these are treated with
biologic drugs

Biologic drugs demand ultra-
clean delivery systems

Safe, accurate dosing needs
are pushing the market toward
integrating the container/
closure system into the delivery
system

West migration to a systems
provider

Source: Datamonitor

Four Strategic Growth Platforms

Injectable Container Solutions

Safety & Administration Systems

Advanced Injection Systems

Prefillable Syringe Systems

Growth Platform 1
Injectable Container Solutions

West FluroTec®
Components

Seal - Stopper - Vial

Daikyo Crystal Zenith® Vials

Estimated Market Size – $1.5 billion

CAGR – 4%

Source: Company estimate for vial systems only

West Spectra™ Seals

Crystal Zenith is a registered trademark of Daikyo Seiko, Ltd.

FluroTec and Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd.

Growth Platform 2
Safety and Administration Systems

Vial2Bag™

Mix2Vial®

MixJect®

Total Market – $1.5 billion

CAGR – 11%

Source: Greystone Associates and Company estimate

Project Orion

Growth Platform 3
Prefillable Syringe Systems

FluroTec® Plungers
Needle Shields, Tip Caps

Daikyo Crystal Zenith®
1mL LL Prefillable Syringe

Daikyo Crystal Zenith®
Staked Needle Syringe

Estimated Market Size – $900 million

CAGR – 8%

Source: Company estimates

Crystal Zenith is a registered trademark of Daikyo Seiko, Ltd.

FluroTec and Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd.

Convergence of Primary Containers
and Delivery Systems

Auto Injectors

with Cartridges

Traditional Injection
System

Components for
Pen System Applications

West Advanced
Injection System

Platform 2

Staked Needle Prefillable Syringe

Growth Platform 4
Advanced Injection Systems

Plunger

Primary Drug
Container

Lined
Seal

Platform 3

1mL Flanged Cartridge

Estimated Market  Size - $210 million

CAGR – 8%

Source: Greystone Associates and Company estimates

Grow revenues and earnings despite reduced sales of certain
products

Fundamental growth will offset lost revenue associated with Exubera®,
ESA drugs, etc.

Generate Tech Group performance improvement

Effectively manage global capacity expansion

Continue investing for the future

Innovation programs

Begin to commercialize leading innovation programs

Geographic expansion plans: China, India

Management Operating Priorities

Full Year Results

$1.83

$2.06

dEPS from Continuing Operations – GAAP

$1.93

$2.37

dEPS from Continuing Operations - Non-GAAP

$11.1

$16.1

Research & Development

$61.5

$71.2

Income from Continuing Operations

$147.8

$152.5

Selling, General & Administrative Exp.

29%

29%

Gross Margin

$913.3

$1,020.1

Net Sales

  2006

   2007

$ millions, except diluted earnings per share (“dEPS”) data

2007 dEPS from Continuing Operations – Non-GAAP excludes $0.31 per diluted share for the net effects of discrete tax benefits, restructuring and impairment charges and an unfavorable impact for Brazilian social security, excise and other tax compliance issues.

2006 dEPS from Continuing Operations – Non-GAAP excludes a $0.12 charge related to the refinancing of senior notes and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim.

Second Quarter Results

$0.74

$0.82

dEPS from Continuing Operations - GAAP

$3.8

$4.9

Research & Development

$26.5

$28.7

Income from Continuing Operations

$0.68

$0.73

dEPS from Continuing Operations - Non-GAAP

$38.2

$40.9

Selling, General & Administrative Exp.

29%

30%

Gross Margin

$263.7

$279.3

Net Sales

  2007

   2008

$ millions, except diluted earnings per share (“dEPS”) data

Second quarter 2008 dEPS from Continuing Operations – Non-GAAP excludes an $0.11 per share net gain on a contract settlement related to a discontinued product line, and $0.02 per share of restructuring charges

Second quarter 2007 dEPS from Continuing Operations – Non-GAAP excludes $0.06 per share of discrete tax benefits that related to prior year periods.

Capital Management

36.9%

34.9%

  Net Debt to Total Invested Capital

$ 108.4

$ 102.3

Cash

$ 129.4

   $ 53.2

  Year-To-Date Capital Spending

44.6%

41.9%

   Debt to Total Invested Capital

$ 886.0

$ 950.0

Total Capitalization

$ 395.1

$ 398.2

Total Debt

12/31/07

6/30/08

($ millions)

West

Delivering Innovative Solutions

•

•

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–

•

•

–

Summary

Fundamental business drivers remain unchanged

West’s competitive advantages uniquely position
the Company to capitalize on growth drivers in
key market segments

Existing business continues to grow

New products expected to enhance growth

Solid balance sheet

Seasoned, experienced management team

Incentives closely tied to growth in shareholder value

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

NYSE: WST

westpharma.com